UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 17, 2012

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The purpose of this amendment is to add item (d) below regarding the frequency of shareholder votes on the compensation of executives.

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On April 17, 2012, Fifth Third Bancorp held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals stated in the Proxy Statement dated March 8, 2012, which is incorporated by reference herein.

The proposals voted on and approved or disapproved by the shareholders at the Annual Meeting were as follows:

1.	Election of all of the Board of Directors to serve until the Annual Meeting of Shareholders in 2013.

	Number of Common Shares
	For	Withheld
Darryl F. Allen	705,134,015	13,612,643
B. Evan Bayh III	709,814,200	8,932,458
Ulysses L. Bridgeman, Jr.	711,342,217	7,404,441
Emerson L. Brumback	701,092,456	17,654,202
James P. Hackett	706,599,472	12,147,186
Gary R. Heminger	699,569,739	19,176,919
Jewell D. Hoover	711,180,577	7,566,081
William M. Isaac	711,298,560	7,448,098
Kevin T. Kabat	708,411,366	10,335,292
Mitchel D. Livingston, Ph.D	695,131,652	23,615,006
Michael B. McCallister	711,216,316	7,530,342
Hendrik G. Meijer	695,558,901	23,187,757
John J. Schiff, Jr.	707,629,741	11,116,917
Marsha C. Williams	709,422,055	9,324,603

There were 85,771,982 broker non-votes in the election of directors.

2.	The appointment of the firm Deloitte & Touche LLP to serve as the independent registered public accounting firm for Fifth Third Bancorp for the year 2012 was approved by a vote of the common shareholders of 785,767,185 for, 17,808,241 against, and 943,214 abstain, with no broker non-votes.

3.	The Proposal described in the proxy statement to amend the Articles of Incorporation and Code of Regulations to provide for a majority voting standard for uncontested elections of directors unless cumulative voting is in effect was approved by a vote of the common shareholders of 711,333,632 for, 5,759,684 against, and 1,651,637 abstain, with 85,773,687 broker non-votes, and a vote of the Series G preferred shareholders of 14,970 for, 5 against, and 55 abstain, with no broker non-votes.

Copies of these documents as revised will be filed with Fifth Third’s Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2012.

4.	The advisory vote on executive compensation was approved by a vote of the common shareholders of 686,192,809 for, 28,875,683 against, and 3,676,381 abstain, with 85,773,767 broker non-votes.

5.	In the advisory vote to determine whether the shareholder vote on the compensation of executives will occur every 1, 2, or 3 years, every 1 year was approved by a vote of the common shareholders of 620,930,389 for every 1 year, 3,782,478 for every 2 years, 91,608,282 for every 3 years, and 2,423,796 abstain, with 85,773,695 broker non-votes.

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(d) In light of the approval at the April 17, 2012 Annual Meeting by its shareholders in an advisory vote of its recommendation to hold an advisory vote for the approval of the compensation of the named executive officers every 1 year, Fifth Third will include a shareholder vote on the compensation of executives in its proxy materials every 1 year until its next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 20, 2012	/s/ PAUL L. REYNOLDS

Paul L. Reynolds Executive Vice President, Secretary and Chief Risk Officer